CHEZ', Inc.
                                                            5030 Champion Blvd.
                                                            Suite G6-258
                                                            Boca Raton, FL 33496

                           PUBLIC RELATIONS AGREEMENT
                    CHEZ', INC./WESTMARK GROUP HOLDINGS, INC.


THIS AGREEMENT is made and entered into this 15th day of January, 1996 between CHEZ' Inc., located at 5030 Champion Blvd., Suite G6-258, Boca Raton, Florida 33496, herein after sometimes referred to as (CHEZ') and Westmark Group Holdings, Inc., (WGHI), _____________________________________________________.

WITNESSETH:

WHEREAS, CHEZ' is a public relations and direct marketing advertising firm specializing in the dissemination of information about publicly traded companies, and

WHEREAS, WGHI is publicly held with its common stock trading on one or more stock exchanges and/or over the counter or on NASDAQ, and

WHEREAS, WGHI desires to publicize itself with the intention of making its name and business better known to its shareholders, Investors, and brokerage houses, and

WHEREAS, CHEZ' is willing to accept WGHI as a client,

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed:

         1. INFORMATION PACKAGE: WGHI shall furnish an INFORMATION PACKAGE to CHEZ' including disclosure and filing materials, financial statement, business plans, promotional material, annual reports and press releases. CHEZ' may rely on, and assume the accuracy of the INFORMATION PACKAGE.

         2. MARKETING PROGRAM: Based on the INFORMATION PACKAGE, CHEZ' will produce a mailing piece to include writing of all copy for approval by WGHI, selection and utilization of full color photograph(s), handling all business reply mail, monitoring returns for analysis, mailing research reports and presidents letters to individuals who have responded to the initial mailing piece and then following up.

         3. OBJECTIVES: It is CHEZ' objective to position WGHI at the leading edge in the market by creating awareness and name recognition among market makers, stock brokers, analysts, and buyers within the market.

                           a) Local and national newspaper coverage of WGHI.

                           b) Local and national radio coverage of WGHI and
                  special events.

         On a regular basis CHEZ' will target the three following groups:

                           A) Major trade businesses, market makers, and
                  analysts.

                           B) Direct CHEZ' brokers who follow the targeted
                  industry.

                           C) Communities and/or organizations with public
                  broadcast systems.

         4.       STRATEGIES

I. To implement an introduction of WGHI through distribution of a one to two page information sheet.

II. Upon completion and approval of the information and fact sheets, CHEZ' will implement a direct fax to be sent as an introduction to CHEZ' brokers and analysts.

         a) Follow-up calls by CHEZ' representatives.


         b) Obtain indications of interest and overall response to the mail piece. This will show CHEZ' to keep our WGHI direct database updated and accurate.

         c) Answer all incoming calls from mail response.

III. CHEZ' will help market making activities by bringing additional market makers into WGHI.

         5. TIME OF PERFORMANCE: Service to be performed under this Agreement shall commence upon execution of this Agreement and shall continue for 2 (Two) years.

         6. COMPENSATION: In consideration of these services to be performed by CHEZ', WGHI agrees to award:

         o  12,000 Free Trading Shares

         o  20,000 144 Restricted Stock (2 year hold from date of issuance)

         o 70,000 Options exercisable into one (1) common share of WGHI @ 1.40 (good for one year)

         o 26,500 Options exercisable into one (1) common share of WGHI @ 2.50 (good for one year).

         o 26,500 Options exercisable into one (1) common share of WGHI @ 3.75 (good for two years).

         7. ENTIRETY OF AGREEMENT: This writing contains the entire Agreement of the parties and excludes any verbal guarantees, assurances or representations.

Executed as a sealed instrument as of the day and year first above written.

CHEZ', INC.

By:________________________________
         Duly Authorized
         Nicole Leigh, President


Westmark Group Holdings, Inc.

By:________________________________
         Duly Authorized
         Norman J. Birmingham, President